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                                                                    EXHIBIT 10.1

                         WINDMERE-DURABLE HOLDINGS, INC.
                      NON-QUALIFIED STOCK OPTION AGREEMENT
                                       FOR

                                 --------------

                                    AGREEMENT

         1. Grant of Option. Windmere-Durable Holdings, Inc. (the "Company") hereby grants, as of ______________, 1998 to ______________ (the
"Optionee") an option (the "Option") to purchase up to __________ shares (the "Shares") of the Company's Common Stock, $.10 par value per share (the "Common Stock"), at an exercise price per share equal to $__________. The Option shall be subject to the terms and conditions set forth herein. The Option is a Non-Qualified Stock Option, and not an Incentive Stock Option.

         2. Exercise Schedule. Except as otherwise provided in Sections 5 or 8 of this Agreement, the Option is exercisable in installments as provided below, which shall be cumulative. To the extent that the Option has become exercisable with respect to a percentage of Shares as provided below, the Option may thereafter be exercised by the Optionee, in whole or in part, at any time or from time to time prior to the expiration of the Option as provided herein. The following table indicates each date (the "Vesting Date") upon which the Optionee shall be entitled to exercise the Option with respect to the percentage of Shares granted as indicated beside the date, provided that the Optionee has been continuously employed by the Company or one of its subsidiaries through and on the applicable Vesting Date:

            PERCENTAGE OF SHARES                      VESTING DATES
            --------------------             ------------------------------
                33 and 1/3%                  One year from Date of Grant
                33 and 1/3%                  Two years from Date of Grant
                33 and 1/3%                  Three years from Date of Grant

         Except as otherwise specifically provided herein, there shall be no proportionate or partial vesting in the periods prior to each Vesting Date, and all vesting shall occur only on the appropriate Vesting Date. Upon an Optionee's termination of employment with the Company and its subsidiaries, any unvested portion of the Option shall terminate and be null and void.

         3. Method of Exercise. The vested portion of this Option shall be exercisable in whole or in part in accordance with the exercise schedule set forth in Section 3 hereof by written notice which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such Shares as may be required by the Company. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Vice President, Finance of the Company. The written notice shall be accompanied by payment of the exercise price. This Option shall be deemed to be exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Compensation Committee of the Board of Directors of the Company (the "Committee) or the Board of Directors of the Company (the "Board") in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company or the subsidiary employing the Optionee to withhold in accordance with applicable Federal or state tax withholding requirements. No Shares will be issued pursuant to the Option unless and until such issuance and such exercise complies with all relevant provisions of applicable law, including the requirements of any stock exchange upon which the Shares then may be traded.

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         4.       Method of Payment.

                  (a) Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee: (i) cash;
(ii) check or money order; (iii) with Shares that have been held by the Optionee for at least 6 months (or such other Shares as the Company determines will not cause the Company to recognize for financial accounting purposes a charge for compensation expense), (iv) pursuant to a "cashless exercise" procedure, be delivery of a properly executed notice together with such other documentation, and subject to such guidelines, as the Board or the Committee shall require to effect an exercise of the Option and delivery to the Company by a licensed broker acceptable to the Company of proceeds from the sale of the Shares, or (v) such other consideration or in such other manner as may be determined by the Board or the Committee in its absolute discretion. The Committee or the Board in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid in whole or in part with Shares that have been held for at least 6 months, the value of the Shares surrendered or withheld shall be their Fair Market Value on the date the Option is exercised.

                  (b) "Fair Market Value" of a Share on any date of reference shall mean the "Closing Price" (as defined below) of the Common Stock on the business day immediately preceding such date, unless the Committee or the Board in its sole discretion shall determine otherwise in a fair and uniform manner. For the purpose of determining Fair Market Value, the "Closing Price" of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("Nasdaq"), or any similar system of automated dissemination of quotations of securities prices in common use, the last reported sale price of Common Stock on such system or, if sales prices are not reported, the mean between the closing high bid and low asked quotations for such day of Common Stock on such system, as reported in any newspaper of general circulation or (iii) if neither clause (i) or (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least five of the ten preceding days. If neither (i), (ii), or (iii) above is applicable, then Fair Market Value shall be determined in good faith by the Committee or the Board in a fair and uniform manner.

                  (c) The Company in its sole discretion may lend money to the Optionee, guarantee a loan to the Optionee, or otherwise assist the Optionee to obtain the cash necessary to exercise all or a portion of the Option or to pay any tax liability of the Optionee attributable to such exercise. If the exercise price is paid in whole or part with Optionee's promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of such Option, (iii) bear interest at the prime rate of the Company's principal lender, and (iv) contain such other terms as the Committee or the Board in its sole discretion shall reasonably require. The Optionee shall not be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to the Optionee under the terms of this Agreement. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 9 hereof.

         5.       Termination of Option.

                  (a) The unexercised portion of the Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                  (i) unless the Committee or Board shall otherwise determine in writing in its sole discretion, the date on which the Optionee's employment is terminated other than by reason of (A)

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         Cause, which, solely for purposes of this Agreement, shall mean the termination of the Optionee's employment by reason of the Optionee's willful misconduct or gross negligence, (B) a mental or physical disability (within the meaning of Internal Revenue Code Section 22(e)) of the Optionee as determined by a medical doctor satisfactory to the Committee or the Board, as applicable, or (C) death of the Optionee;

                  (ii) immediately upon the termination of the Optionee's employment for Cause;

                  (iii) twelve months after the date on which the Optionee's employment is terminated by reason of a mental or physical disability (within the meaning of Internal Revenue Code Section 22(e)) as determined by a medical doctor satisfactory to the Committee or the Board;

                  (iv) (A) twelve months after the date of termination of the Optionee's employment by reason of death of the Optionee, or, if later, (B) three months after the date on which the Optionee shall die if such death shall occur during the one-year period specified in Subsection 5(a)(iii) hereof;

                  (v)      Five years from the Date of Grant.

All references herein to the termination of the Optionee's employment shall, in the case of a Optionee who is not an employee of the Company or a subsidiary, refer to the termination of the Optionee's service with the Company.

                  (b) To the extent not previously exercised, (i) the Option shall terminate immediately in the event of (1) the liquidation or dissolution of the Company, or (2) any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive, unless the successor corporation, or a parent or subsidiary of such successor corporation, assumes the Option or substitutes an equivalent option or right pursuant to Section 9(c) hereof, and (ii) the Committee or the Board in its sole discretion may by written notice ("cancellation notice") cancel, effective upon the consummation of any corporate transaction described in Subsection 8(a)(i) hereof in which the Company does survive, the portion of the Option that remains unexercised on such date. The Committee or the Board shall give written notice of any proposed transaction referred to in this Section 5(b) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after approval of such transaction), in order that the Optionee may have a reasonable period of time prior to the closing date of such transaction within which to exercise the portion of the Option that then is exercisable (including any portion of the Option that may become exercisable upon the closing date of such transaction). The Optionee may condition his exercise of the Option upon the consummation of a transaction referred to in this Section 5(b).

                  (c) Notwithstanding the provisions of this Section 5, the exercise of the Option shall be subject to satisfaction of the conditions precedent that, without the prior written consent of the Company, the Optionee
(i) does not intend to take employment or render services to others within six months of the exercise of the Option (ii) has neither taken other employment nor rendered services to others and (iii) has not and does not intend to engage in conduct that adversely effects the Company.

         6.       Transferability.

                  (a) Unless the prior written consent of the Committee or the Board is obtained (which consent may be withheld for any reason) and the transaction does not violate the requirements of Rule 16b-3 promulgated under the Securities Exchange Act, the Option shall not be subject to alienation, assignment, pledge, charge or other transfer other than by the Optionee by will or the laws of descent and distribution, and any attempt to make any such prohibited transfer shall be void. The Option shall be exercisable during the Optionee's lifetime only by the Optionee, or if the Option has been assigned or transferred with the prior written consent of the Committee or the Board, only by the permitted assignee.

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                  (b)      Unless the prior written consent of the Committee or
the Board is obtained and the transaction does not violate the requirements of Rule 16b-3 promulgated under the Securities Exchange Act, no Shares acquired by an Officer or director pursuant to the exercise of an Option may be sold, assigned, pledged or otherwise transferred prior to the expiration of the six-month period following the date on which the Option was granted. "Officer" shall mean the Company's Chairman of the Board, President, Chief Executive Officer, principal financial officer, principal accounting officer, any vice-president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company. Officers of subsidiaries shall be deemed Officers of the Company if they perform such policy-making functions for the Company. As used in this paragraph, the phrase "policy-making function" does not include policy-making functions that are not significant. If pursuant to
Item 401(b) of Regulation S-K (17 C.F.R. ss. 229.401(b)) the Company identifies a person as an "executive officer," the person so identified shall be deemed an "Officer" even though such person may not otherwise be an "Officer" pursuant to the foregoing provisions of this paragraph.

         7. No Rights of Stockholders. Neither the Optionee nor any personal representative (or beneficiary) shall be, or shall have any of the rights and privileges of, a stockholder of the Company with respect to any shares of Stock purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date of exercise of the Option.

         8.       Acceleration of the Option.

                  (a) Each outstanding Option shall become immediately fully exercisable in the event of a "Change in Control" or in the event that the Committee or the Board exercises its discretion to provide a cancellation notice with respect to the Option pursuant to Section 5(b) hereof. For this purpose, the term "Change in Control" shall mean:

                  (i) if there occurs any transaction (which shall include a series of transactions occurring within 60 days or occurring pursuant to a plan), that has the result that shareholders of the Company immediately before such transaction cease to own at least 51% of the voting stock of the Company or of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction;

                  (ii) if the shareholders of the Company shall approve a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

                  (iii) if the shareholders of the Company shall approve a plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned).

                  (b) The Committee or the Board may in its sole discretion, accelerate the date on which the Option may be exercised and may accelerate the vesting of any Shares subject to the Option or previously acquired by the exercise of the Option.

         9.       Adjustment of Shares.

                  (a) If at any time while the Option is outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event, appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to any outstanding portion of the Option, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

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                  (b)      The Committee or the Board may change the terms of
the Option, with respect to the option price or the number of Shares subject to the Options, or both, when, in the Committee's or Board's sole discretion, such adjustments become appropriate so as to preserve but not increase benefits under this Agreement.

                  (c) In the event of a proposed sale of all or substantially all of the Company's assets or any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive, where the securities of the successor corporation, or its parent company, are issued to the Company's shareholders, then the successor corporation or a parent of the successor corporation may, with the consent of the Committee or the Board, assume the outstanding portion of the Option or substitute an equivalent option or right. If the successor corporation, or its parent, does not cause such an assumption or substitution to occur, or the Committee or the Board does not consent to such an assumption or substitution, then each Option shall terminate pursuant to Section 5(b) hereof upon the consummation of sale, merger, consolidation or other corporate transaction.

                  (d) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made to, the number of or exercise price for Shares then subject to the Option.

                  (e) Without limiting the generality of the foregoing, the existence of this Option shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company;
(iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

         10.      Issuance of Shares.

                  (a) Notwithstanding any other provision of this Agreement, the Company shall not be obligated to issue any Shares unless it is advised by counsel of its selection that it may do so without violation of the applicable Federal and state laws pertaining to the issuance of securities, and may require any stock so issued to bear a legend, may give its transfer agent instructions, and may take such other steps, as in its judgment are reasonably required to prevent any such violation.

                  (b) As a condition to any sale or issuance of Shares upon exercise of the Option, the Committee or the Board may require such agreements or undertakings as the Committee or the Board may deem necessary or advisable to facilitate compliance with any applicable law or regulation including, but not limited to, the following:

                  (i) a representation and warranty by the Optionee to the Company, at the time the Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

                  (ii) a representation, warranty and/or agreement to be bound by any legends endorsed upon the certificate(s) for such Shares that are, in the opinion of the Committee or the Board, necessary or appropriate to facilitate compliance with the provisions of any securities laws deemed by the Committee or the Board to be applicable to the issuance and transfer of such Shares.

         11. Withholding or Deduction for Taxes. If at any time specified herein for the making of any issuance or delivery of the Option or Common Stock to the Optionee or beneficiary, any law or regulation

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of any governmental authority having jurisdiction in the premises shall require the Company to withhold, or to make any deduction for, any taxes or take any other action in connection with the issuance or delivery then to be made, such issuance or delivery shall be deferred until such withholding or deduction shall have been provided for by the Optionee or beneficiary, or other appropriate action shall have been taken.

         12. No Right to Continued Employment. Neither the Option nor this Agreement shall confer upon the Optionee any right to continued employment or service with the Company.

         13. Law Governing. This Agreement shall be governed in accordance with and governed by the internal laws of the State of Florida.

         14. Interpretation. The Optionee accepts the Option subject to all the terms and provisions of the Agreement. The undersigned Optionee hereby accepts as binding, conclusive and final all decisions or interpretations of the Committee or the Board upon any questions arising under this Agreement.

         15. Notices. Any notice under this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or when deposited in the United States mail, registered, postage prepaid, and addressed, in the case of the Company, to the Company's Vice President, Finance at 5980 Miami Lakes Drive, Miami Lakes, Florida 33014-2467, or if the Company should move its principal office, to such principal office, and, in the case of the Optionee, to the Optionee's last permanent address as shown on the Company's records, subject to the right of either party to designate some other address at any time hereafter in a notice satisfying the requirements of this Section.

         16. Tax Consequences. Set forth below is a brief summary as of the date of this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

                  (a) Exercise of Option. There may be a regular federal income tax liability upon the exercise of the Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. If Optionee is an employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

                  (b) Disposition of Shares. If Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.
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         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of
_____________, 1998.

                                             COMPANY:

                                          WINDMERE-DURABLE HOLDINGS, INC.



                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                             OPTIONEE:


                                             -----------------------------------
                                             Print name and sign above